Financial Risk Management and Policies (Details) - Schedule of capital management - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule of capital management [Abstract]
Borrowings	$ 187,014,715	$ 88,700,137
Lease liability	89,084,565	30,779,137
Less: cash and cash equivalents	(20,989,970)	(19,830,771)
Net debt	255,109,310	99,648,503
Total capital	128,618,677	109,416,415	$ 60,977,933	$ 67,620,954
Capital and net debt	$ 383,727,987	$ 209,064,918
Gearing ratio	66.00%	48.00%